                                 AMENDMENT NO. 2

                                       TO

                                RIGHTS AGREEMENT

         AMENDMENT NO. 2 (this "Amendment"), dated as of May 9, 2003, to the Rights Agreement, dated as of August 29, 2000 (the "Rights Agreement"), between SYNAVANT INC., a Delaware corporation (the "Company"), and EQUISERVE TRUST COMPANY, N.A., as Rights Agent (the "Rights Agent"), as amended by Amendment No. 1 thereto, dated as of April 12, 2003 ("Amendment No.1"). Capitalized terms used herein without definition shall have the meanings given to them in the Rights Agreement.

                                    RECITALS:

         WHEREAS, the Board of Directors of the Company has authorized and declared a dividend distribution of one Right for each share of Common Stock outstanding as of the close of business on August 30, 2000, each Right representing the right to purchase one-thousandth (subject to adjustment) of a share of Preferred Stock, upon the terms and subject to the conditions set forth in the Rights Agreement;

         WHEREAS, the Rights remain issued and outstanding and the Rights Agreement remains in effect with respect thereto;

         WHEREAS, no Distribution Date, Redemption Date or Final Expiration Date has occurred;

         WHEREAS, on April 12, 2003, the Company entered into an Agreement and Plan of Merger (the "Cegedim Agreement") among the Company, CEGEDIM SA, a French corporation ("Cegedim"), and Jivago Acquisition Corporation, a Delaware corporation, pursuant to which Cegedim commenced a tender offer on April 18, 2003 (the "Cegedim Offer") to purchase all of the outstanding shares of common stock, par value $0.01 per share, of the Company (together with the associated Rights, the "Shares");

         WHEREAS, the Company intends to (i) enter into an Agreement and Plan of Merger (the "Dendrite Merger Agreement"), with Dendrite International, Inc., a New Jersey corporation ("Dendrite"), and Amgis Acquisition Co., a Delaware corporation and a wholly-owned subsidiary of Dendrite (the "Purchaser"), which will provide for, among other things, a tender offer (the "Dendrite Offer") by Purchaser to purchase the Shares and, following the Dendrite Offer, a merger (the "Dendrite Merger") of Purchaser with and into the Company and (ii) terminate the Cegedim Agreement;

         WHEREAS, the Company desires to terminate the changes to the Rights Agreement effected by Amendment No. 1;

         WHEREAS, the Company desires to amend the Rights Agreement to provide that, among other things, each of Dendrite and Purchaser shall not be an Acquiring Person for purposes of the Rights Agreement in connection with the Dendrite Offer and the Dendrite Merger pursuant to the terms of the Dendrite Merger Agreement;
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                                                                               2

         WHEREAS, in accordance with Section 27 of the Rights Agreement, the Company has certified to the Rights Agent that this Amendment is in compliance with the Rights Agreement and has directed the appropriate officers of the Company to take all appropriate steps to execute and deliver this Amendment;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. Termination of Amendment No. 1.

            As of the date hereof, Amendment No. 1 is hereby terminated in its entirety and the provisions thereof are hereby nullified and of no further force or effect.

         2. Amendments to Rights Agreement.

            (a) Section 1(a) of the Rights Agreement is hereby amended to add the following sentence thereto:

                  "Notwithstanding anything in this Agreement to the contrary, none of Dendrite, Purchaser nor any of their respective Affiliates or Associates shall be deemed to be an Acquiring Person pursuant to any of the transactions contemplated by the Dendrite Merger Agreement."

            (b) Section 1(r) of the Rights Agreement is hereby amended to add the following sentence at the end of the definition of "Stock Acquisition Date" thereof:

                  "Notwithstanding anything in this Agreement to the contrary, a Stock Acquisition Date shall not be deemed to have occurred solely as the result of the public announcement, approval, execution, delivery or performance of the Dendrite Merger Agreement or the consummation of the Dendrite Offer or the Dendrite Merger."

            (c) Section 1 of the Rights Agreement is hereby amended to add the following definitions of "Cegedim", "Cegedim Merger Agreement", "Cegedim Offer", "Dendrite", "Dendrite Merger", "Dendrite Merger Agreement", "Dendrite Offer", "Effective Time" and "Purchaser" in the appropriate alphabetical order:

                  "Cegedim" shall mean CEGEDIM SA, a French corporation;

                  "Cegedim Merger Agreement" shall mean the Agreement and Plan of Merger dated as of April 12, 2003 among Cegedim, Jivago Acquisition Corporation and the Company, as amended from time to time in accordance with its terms;

                  "Cegedim Offer" shall mean the term referred to as the "Offer" in the Cegedim Merger Agreement;
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                                                                               3

                  "Dendrite" shall mean Dendrite International, Inc., a New Jersey corporation;

                  "Dendrite Merger" shall mean the term referred to as the "Merger" in the Dendrite Merger Agreement;

                  "Dendrite Merger Agreement" shall mean the Agreement and Plan of Merger dated as of May 9, 2003 among Dendrite, Purchaser and the Company, as amended from time to time in accordance with its terms;

                  "Dendrite Offer" shall mean the term referred to as the "Offer" in the Dendrite Merger Agreement;

                  "Effective Time" shall have the meaning set forth in the Dendrite Merger Agreement;

                  "Purchaser" shall mean Amgis Acquisition Co., a Delaware corporation and a wholly-owned subsidiary of Dendrite.

            (d) Section 3(a) of the Rights Agreement is hereby amended to add the following sentence at the end thereof:

                  "Notwithstanding anything in this Agreement to the contrary, a Distribution Date shall not be deemed to have occurred solely as the result of (i) the approval, execution and delivery of the Cegedim Merger Agreement or the announcement or commencement of the Cegedim Offer (it being understood that the consummation of the Cegedim Offer shall not be so excepted) or (ii) the approval, execution, delivery or performance of the Dendrite Merger Agreement or the announcement, commencement or consummation of the Dendrite Offer or the consummation of the Dendrite Merger."

            (e) Section 7(a) of the Rights Agreement is hereby amended by deleting the word "or" immediately preceding clause (iii) and replacing such word with "," and by adding the following at the end of clause (iii): "or (iv) immediately prior to the Effective Time of the Dendrite Merger."

            (f) Section 13 of the Rights Agreement is hereby amended to add the following subsection at the end thereof:

                  "(f) Notwithstanding anything in this Agreement to the contrary, no event set forth in this Section 13 shall be deemed to have occurred solely as a result of the approval, execution, delivery or performance of the Dendrite Merger Agreement or the consummation of the Dendrite Offer or the Dendrite Merger."

         3. Effectiveness. This Amendment shall be deemed to be in force and effect immediately prior to the execution and delivery of the Dendrite Merger Agreement. Except as amended hereby, the Rights Agreement shall remain in full force and effect and shall be otherwise unaffected hereby.
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                                                                               4

         4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed entirely within such State.

         5. Counterparts. This Amendment may be executed in any number of counterparts and each of such counterparts shall together constitute but one and the same instrument.

                            [SIGNATURE PAGE FOLLOWS]
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                                                                               5

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

                                      SYNAVANT INC.



                                      By:  Wayne P. Yetter
                                           -----------------------------------
                                           Name:   Wayne P. Yetter
                                           Title:  Chief Executive Officer



                                      EQUISERVE TRUST COMPANY, N.A.,
                                      as Rights Agent



                                      By:  /s/ Thomas F. Tighe
                                           -----------------------------------
                                           Name:   Thomas F. Tighe
                                           Title:  Managing Director

                              OFFICER'S CERTIFICATE

                                   May 9, 2003

         Reference is made to the Rights Agreement, dated as of August 29, 2000 (as may be amended from time to time, the "Rights Agreement"), between SYNAVANT Inc., a Delaware corporation (the "Company"), and EquiServe Trust Company, N.A., as Rights Agent.

         Pursuant to Section 27 of the Rights Agreement, the undersigned officer of the Company hereby certifies that in the opinion of the undersigned officer the Amendment No. 2 to the Rights Agreement, dated as of the date set forth above and provided herewith to the Rights Agent, complies with Section 27 of the Rights Agreement.

         IN WITNESS WHEREOF, the undersigned has hereunto set his name in the capacity indicated.

                                         By:  Wayne P. Yetter
                                              ---------------------------------
                                              Name:   Wayne P. Yetter
                                              Title:  Chairman and CEO